UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GOLDMAN SACHS COMMODITY STRATEGY FUND

a series of

GOLDMAN SACHS TRUST

71 South Wacker Drive

Chicago, Illinois 60606

August 19, 2020

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Commodity Strategy Fund (the “Commodity Strategy Fund” or “Fund”), a series of the Goldman Sachs Trust (the “Trust”), to be held on November 13, 2020, at 10:00 a.m. (Eastern time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Board of Trustees of the Trust has implemented a virtual meeting format primarily to reflect our and global concerns regarding the spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online, vote and submit questions by visiting https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/ and using a control number assigned by Broadridge Financial Solutions, Inc. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Special Meeting and Proxy Statement that follow.

At this important meeting, you will be asked to consider and act upon the following proposals. Each proposal is to be voted upon only by Shareholders of the Commodity Strategy Fund:

Proposal 1.	To approve a sub-advisory agreement for the Fund between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and CoreCommodity Management, LLC (“CoreCommodity”).

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Board of Trustees and the Investment Adviser would be authorized to hire and replace investment sub-advisers on behalf of the Fund without Shareholder approval.

Proposal 3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Special Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” each proposal. However, before you vote, please read the Proxy Statement for a complete description of the proposals. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have

1

any questions regarding the proxy materials, please contact Broadridge at 800-574-5796. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara
President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT.

THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

2

Important Information to Help You Understand and Vote on the Proposals – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?

A:

The purpose of this proxy solicitation is to ask Shareholders of the Commodity Strategy Fund to (i) approve a sub-advisory agreement for the Fund between the Investment Adviser and CoreCommodity and (ii) approve the use of a “manager of managers” structure whereby the Board of Trustees and the Investment Adviser would be authorized to hire and replace investment sub-advisers on behalf of the Fund without Shareholder approval.

QUESTIONS SPECIFIC TO THE PROPOSALS

PROPOSAL 1 — TO APPROVE A SUB-ADVISORY AGREEMENT.

Q:	Why am I being asked to approve a sub-advisory agreement for the Fund?

A:

The Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. In pursuing its objective, the Fund attempts to provide long and/or short exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities.

GSAM believes that CoreCommodity’s experience investing in the commodities markets and long-term track record of performance present a positive opportunity for the Fund. Given the Fund’s investment focus of maintaining substantial economic exposure to the performance of the commodities markets, GSAM believes hiring an investment manager that specializes in investing in the commodities market, subject to GSAM’s oversight, would be beneficial to Shareholders. CoreCommodity is an independent commodity asset management firm that provides advisory and fiduciary management services to investors globally, with approximately $3.2 billion in assets across long-only and absolute return commodity investment programs as of June 30, 2020.

The Investment Company Act of 1940 Act generally requires that any investment management agreement, including any sub-advisory agreement, be approved by the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, Shareholders of the Fund are being asked to approve the proposed sub-advisory agreement. The sub-advisory agreement with CoreCommodity was unanimously approved by the Trustees present at a meeting held on July 23, 2020. Although one Trustee was unable to attend this meeting, that Trustee supported the Proposal.

Q:	Will the proposed sub-advisory agreement with CoreCommodity change how the Fund is managed?

A:

If approved, the Fund’s benchmark would change from the S&P GSCI Total Return Index to the Bloomberg Commodity Total Return Index, which is more widely used as a commodity benchmark. Although CoreCommodity has a different investment philosophy and employs different investment techniques, it is not anticipated that the proposed sub-advisory agreement with CoreCommodity will result in any material changes to the principal investment strategies of the Fund. For example, CoreCommodity will take various factors into account when seeking commodity market exposure, such as, without limitation, the results of proprietary models developed by CoreCommodity, relative price differentials for various commodity futures for current delivery as compared to those for future delivery, and market conditions.

Q:	Will the proposed sub-advisory agreement with CoreCommodity increase the fees that I will pay?
A:

No, it is not anticipated that the proposed sub-advisory agreement with CoreCommodity will result in any changes to fees that you will pay. The Investment Adviser is responsible for paying any fees due to CoreCommodity under the sub-advisory agreement.

3

PROPOSAL 2 — TO APPROVE A “MANAGER OF MANAGERS” STRUCTURE.

Q:	Why am I being asked to approve the use of a “manager of managers” structure?

A:

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Investment Adviser, subject to approval by the Board of Trustees, to hire and replace investment sub-advisers for the Fund without obtaining prior Shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to utilize sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining Shareholder approvals. Without the Manager of Managers Structure, Shareholders of the Fund would have to vote to approve any new sub-adviser, though the Investment Adviser could terminate a sub-adviser without shareholder approval.

The Investment Adviser has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) permitting the use of the Manager of Managers Structure. In order for the Fund to rely on the Manager of Managers Structure, it must be approved by the affirmative vote of a majority of the outstanding shares of the Fund. The Manager of Managers Structure was unanimously approved by the Trustees at a meeting held on July 23, 2020. Although one Trustee was unable to attend this meeting, that Trustee supported the Proposal.

GENERAL QUESTIONS

Q:	What are the Board’s recommendations?

A:	The Board of Trustees unanimously recommends that all Shareholders vote “FOR” each Proposal.

Q:	What happens if Shareholders do not approve one or more of the Proposals?

A:

If Shareholders do not approve one or more of the Proposals, the Board of Trustees will take such actions as it deems necessary or appropriate in the best interests of the Fund’s Shareholders based on the facts and circumstances. The approval of one Proposal is not contingent on the approval of another (i.e., Proposal 1 is not contingent on the approval of Proposal 2 and vice versa).

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposals can be acted upon. We encourage all Shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders can vote in any one of four ways:

•	By mailing the enclosed proxy card after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card;

•	By telephone, with a toll free call to the number on your proxy card; or

•	By attending the virtual Meeting and voting during the webcast.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card, or by telephone by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. However, whichever method you choose, please take the time to read the Proxy Statement before you vote.

4

Q:	I plan to vote by mail. How should I sign my proxy card?

A:	Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the Proxy Statement or the upcoming Meeting, please contact Broadridge at 800-574-5796.

Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trust?

A:

The Trust has retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Proxy Statement, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trust, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

5

GOLDMAN SACHS COMMODITY STRATEGY FUND

a series of

GOLDMAN SACHS TRUST

71 South Wacker Drive

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING

To Be Held On November 13, 2020

August 19, 2020

To Shareholders of the Goldman Sachs Commodity Strategy Fund (the “Commodity Strategy Fund” or “Fund”):

A Special Meeting of Shareholders (the “Meeting”) of the Commodity Strategy Fund, a series of the Goldman Sachs Trust (the “Trust”), will be held virtually on November 13, 2020, at 10:00 a.m. (Eastern time), by means of a live webcast, for the following purposes.

Each proposal is to be voted upon only by Shareholders of the Fund:

Proposal 1.	To approve a sub-advisory agreement for the Fund between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and CoreCommodity Management, LLC (“CoreCommodity”).

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Board of Trustees and the Investment Adviser would be authorized to hire and replace investment sub-advisers on behalf of the Fund without Shareholder approval.

Proposal 3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on November 12, 2020, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/. Only Shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

The Meeting webcast will begin promptly at 10:00 a.m. (Eastern time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 6 of the proxy statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for Shareholders to attend.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on August 17, 2020, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid further solicitation and reduce unnecessary costs, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees of Goldman Sachs Trust

Caroline Kraus
Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” all of the Proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card from within the United States, and follow the recorded instructions (Shareholders outside the United States should vote via the Internet or by submitting a proxy card instead).

You may revoke your proxy at any time at or before the Meeting, by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the virtual Meeting and electing to vote.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Investment Adviser involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

SPECIAL MEETING OF GOLDMAN SACHS COMMODITY STRATEGY FUND	6

PROPOSAL 1: TO APPROVE A SUB-ADVISORY AGREEMENT FOR THE FUND BETWEEN GOLDMAN SACHS ASSET MANAGEMENT, L.P. AND CORECOMMODITY MANAGEMENT, LLC	9

PROPOSAL 2: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE BOARD OF TRUSTEES AND THE INVESTMENT ADVISER WOULD BE AUTHORIZED TO HIRE AND REPLACE INVESTMENT SUB-ADVISERS ON BEHALF OF THE FUND WITHOUT SHAREHOLDER APPROVAL	13

PROPOSAL 3: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF	16

VOTE REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING	17

SHAREHOLDER PROPOSALS	17

ADDITIONAL INFORMATION	17

EXHIBIT A OUTSTANDING SHARES OF THE FUND	A-1

EXHIBIT B FIVE PERCENT SHAREHOLDERS	B-1

EXHIBIT C FORM OF SUB-ADVISORY AGREEMENT	C-1

SPECIAL MEETING

OF

GOLDMAN SACHS COMMODITY STRATEGY FUND

a series of

GOLDMAN SACHS TRUST

71 South Wacker Drive

Chicago, Illinois 60606

PROXY STATEMENT

August 19, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Goldman Sachs Trust (the “Trust”) for use at the Special Meeting of Shareholders of the Goldman Sachs Commodity Strategy Fund (the “Commodity Strategy Fund” or “Fund”) to be held virtually on November 13, 2020, at 10:00 a.m. (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” This Proxy Statement, the accompanying Notice of Special Meeting, and the accompanying proxy card are being mailed to Shareholders on or about August 27, 2020.

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. (Eastern time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on November 12, 2020, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/. Only Shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

In light of the rapidly changing developments related to coronavirus (COVID-19), we are pleased to offer our Shareholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Shareholders, Trustees and management. We are committed to ensuring that Shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many Shareholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

The Trustees have fixed the close of business on August 17, 2020 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the Fund on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of the Fund outstanding as of the Record Date. Exhibit B to this Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of the Fund as of July 16, 2020.

The Trust’s officers, and personnel of Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”), the Fund’s investment adviser, and the Fund’s transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If the Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

The Trust has engaged Broadridge, an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trust, which will be borne by GSAM, is estimated to be approximately $212,986, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact Broadridge at 800-574-5796. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted “FOR” Proposal 1 and Proposal 2, and voted in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Shareholders of the Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-800-621-2550 (for institutional shareholders) or 1-800-526-7384 (for retail shareholders), or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held with certain banks, trust companies, brokers, registered investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 13, 2020

This Proxy Statement is available online at https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/ (please have the control number found on your proxy card ready when you visit this website). IN ADDITION, COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, ARE ALSO AVAILABLE AT WWW.GSAMFUNDS.COM/MUTUALFUNDS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF THE FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550 (FOR INSTITUTIONAL SHAREHOLDERS) AND 1-800-526-7384 (FOR RETAIL SHAREHOLDERS).

PROPOSAL 1

TO APPROVE A SUB-ADVISORY AGREEMENT FOR THE FUND BETWEEN GOLDMAN SACHS ASSET MANAGEMENT, L.P. AND CORECOMMODITY MANAGEMENT, LLC

Introduction:

Shareholders of the Goldman Sachs Commodity Strategy Fund (the “Commodity Strategy Fund” or “Fund”) are being asked to approve an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”) and CoreCommodity Management, LLC (“CoreCommodity”) with respect to the Fund.

The Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. In pursuing its objective, the Fund attempts to provide long and/or short exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities.

As discussed further below, CoreCommodity is an independent commodity asset management firm that provides advisory and fiduciary commodity management services to investors globally, with approximately $3.2 billion in assets across long-only and absolute return commodity investment programs as of June 30, 2020. CoreCommodity’s strategy seeks to provide diversified and unlevered global commodity exposure through a diversified portfolio of commodity futures-related investments. GSAM believes that CoreCommodity’s experience investing in the commodities markets and long-term track record of performance present a positive opportunity for the Fund. Given the Fund’s investment focus of maintaining substantial economic exposure to the performance of the commodities markets, GSAM believes hiring an investment manager that specializes in investing in the commodities market, subject to GSAM’s oversight, would be beneficial to Shareholders.

If approved, the Fund’s benchmark would change from the S&P GSCI Total Return Index to the Bloomberg Commodity Total Return Index (“BCOM”), which is more widely used as a commodity benchmark. The majority of the funds in the Commodities Broad Basket and Commodities Focused Morningstar categories use BCOM as their benchmark (77% of funds and 81% of assets). The key differences in the benchmarks are the weights to Energy and Precious Metals. Although CoreCommodity has a different investment philosophy and employs different investment techniques, it is not anticipated that the proposed sub-advisory agreement with CoreCommodity will result in any material changes to the principal investment strategies of the Fund. For example, CoreCommodity will take various factors into account when seeking commodity market exposure, such as, without limitation, the results of proprietary models developed by CoreCommodity, relative price differentials for various commodity futures for current delivery as compared to those for future delivery, and market conditions.

If approved by Shareholders at the Meeting, the Sub-Advisory Agreement will take effect on or around November 30, 2020. Approval of the Sub-Advisory Agreement is not expected to result in any increase in investment advisory fees or overall operating expenses with respect to the Commodity Strategy Fund.

The Investment Company Act of 1940 Act (the “1940 Act”) generally requires that any investment management agreement, including any sub-advisory agreement, be approved by the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, Shareholders of the Fund are being asked to approve the proposed Sub-Advisory Agreement. The proposed Sub-Advisory Agreement, a form of which is attached as Exhibit C, was unanimously approved by the Trustees present at a meeting held on July 23, 2020. Although one Trustee was unable to attend this meeting, that Trustee supported the Proposal.

Proposed Sub-Advisory Agreement with CoreCommodity:

Under the proposed Sub-Advisory Agreement, subject to the supervision and oversight of GSAM, CoreCommodity agrees to provide the Fund with investment research, advice and supervision and furnish a continuous investment program for, and manage the investment and reinvestment of, the Fund’s assets (or a portion thereof). CoreCommodity determines in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Fund within the parameters of the investment approach, policies, restrictions and guidelines applicable to the Fund as provided by GSAM, the provisions of the Sub-Advisory Agreement, all applicable laws, rules and regulations and the Fund’s registration statement on Form N-1A under the 1940 Act.

Under the Sub-Advisory Agreement, CoreCommodity agrees to pay for all expenses incurred by it in connection with its services to the Fund. As compensation for its services, CoreCommodity is entitled to receive fees from GSAM (not the Fund) each calendar quarter based on an annual percentage of the average daily net assets of the Fund. The annual percentage is determined based on breakpoints calculated according to the following schedule:

Average Daily Net Assets	Contractual Management Fee Annual Rate
First $250 million	0.15%
Next $250 million	0.25%
Over $500 million	0.20%

The Sub-Advisory Agreement will remain in effect for two years after its effective date and will continue thereafter for successive periods of twelve months, provided that its continuance is approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either the vote of (A) the Board or (B) a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act).

The Sub-Advisory Agreement provides for termination, without payment of any penalty, (i) by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund, (ii) by GSAM on not less than 60 days’ written notice to CoreCommodity (or immediately in the event of a material breach by CoreCommodity), or (iii) by CoreCommodity on not less than 90 days’ written notice to GSAM and the Trust. Notwithstanding the above, CoreCommodity may not terminate the Sub-Advisory Agreement during the 24-month period immediately following the effective date of the Sub-Advisory Agreement with respect to the Fund. The Sub-Advisory Agreement shall automatically terminate in the event of its assignment or the assignment of the Fund’s management agreement with GSAM. The Sub-Advisory Agreement shall also terminate in the event that the Fund’s management agreement with GSAM is terminated.

Trustees’ Considerations:

At a meeting held on July 23, 2020, based upon their review, and after consideration of such factors and information they considered relevant, the Trustees present at the meeting, including those Trustees of the Trust who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), unanimously approved the Sub-Advisory Agreement and voted to recommend to Shareholders that they approve Proposal 1. Although one Trustee was unable to attend this meeting, that Trustee supported the Proposal. In connection with the July 23, 2020 meeting, the Board and the Independent Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, CoreCommodity provided information in response to a request from the Investment Adviser. For more information on the factors considered by the Board, please see the sections immediately below.

Nature, Extent and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees present at the July 23, 2020 meeting relied on the information provided by GSAM and CoreCommodity. In evaluating the nature, extent and quality of services to be provided by CoreCommodity under the Sub-Advisory Agreement, the Trustees considered information about

CoreCommodity’s (i) personnel and its compensation structure; (ii) track record in managing other client accounts with investment strategies similar to those to be employed on behalf of the Fund; (iii) policies and procedures in place to address potential conflicts of interest; and (iv) compliance program and code of ethics. In this regard, they considered assessments provided by GSAM of CoreCommodity, CoreCommodity’s investment strategies and personnel, and its compliance program. The Trustees also considered that CoreCommodity currently manages other assets for clients of an affiliate of GSAM. They noted that, because CoreCommodity had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which included breakpoints. They noted that the compensation paid to CoreCommodity would be paid by GSAM, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between GSAM and CoreCommodity. They considered this information in light of the overall management fee expected to be retained by GSAM.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present at the meeting, including a majority of the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by GSAM to CoreCommodity were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

Information about CoreCommodity:

CoreCommodity Management, LLC, located at 680 Washington Blvd 11th floor, Stamford, CT 06901, is an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and a member of the National Futures Association (NFA). The firm had approximately $3.2 billion in assets under management as of June 30, 2020. CoreCommodity is wholly-owned by CoreCommodity Capital, LLC, which is controlled by CoreCommodity’s senior management. LAM Holding LLC, a subsidiary of Jefferies Financial Group Inc., has a non-voting interest.

The principal executive officers, directors and managing member of CoreCommodity, as of the date of this document, are set forth below. The business address of each person is 680 Washington Blvd 11th floor, Stamford, CT 06901.

Name	Position(s) with CoreCommodity[1]
Adam De Chiara	Co-President
Bradford Klein	Co-President
Andrew Kaplan	Chief Operating Officer and Chief Legal Officer
Todd Streichler	Chief Financial Officer
Michael Kaplan	Director of Operations
Michael Sheehy	Senior Vice President & Chief Compliance Officer
CoreCommodity Capital LLC	Managing Member

[1]	None of the principal executive officers of CoreCommodity listed above have other principal employment other than his or her respective position(s) with CoreCommodity and its affiliates.

CoreCommodity does not act as an investment adviser or sub-adviser to any other registered investment company with investment objectives and strategies substantially similar to the Commodity Strategy Fund.

Additional Information About GSAM and the Fund’s Other Service Providers:

GSAM, a Delaware limited partnership registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 is the Fund’s investment adviser. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. GSAM’s and The Goldman Sachs Group Inc.’s current business address is 200 West Street, New York, NY 10282. As of March 31, 2020, GSAM, including its investment advisory affiliates, had approximately $1.66 trillion in assets under supervision.

Goldman Sachs & Co. LLC, an affiliate of GSAM, located at 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Fund.

JPMorgan Chase Bank, N.A., located at 270 Park Avenue, New York, New York 10017, serves as the Fund’s custodian and administrator.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2

TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE BOARD OF TRUSTEES AND THE INVESTMENT ADVISER WOULD BE AUTHORIZED TO HIRE AND REPLACE INVESTMENT SUB-ADVISERS ON BEHALF OF THE FUND WITHOUT SHAREHOLDER APPROVAL

Introduction:

Shareholders of the Goldman Sachs Commodity Strategy Fund (the “Commodity Strategy Fund” or “Fund”) are being asked to approve a “manager of managers” structure that would permit Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”) to enter into, or materially amend, sub-advisory agreements with any sub-adviser retained by GSAM to manage the Fund, upon the approval of the Board of Trustees and without obtaining Shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, GSAM would have the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee any sub-advisers and recommend their hiring, termination and replacement. From the perspective of Shareholders, the role of a sub-adviser would be substantially equivalent to the role of individual portfolio managers employed by GSAM.

At a meeting held on July 23, 2020, the Trustees present at the meeting, including those Trustees of the Trust who are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the use of the Manager of Managers Structure for the Fund. Although one Trustee was unable to attend this meeting, that Trustee supported the Proposal. The Manager of Managers Structure would be subject to Board oversight and conditions imposed by the U.S. Securities and Exchange Commission (“SEC”) in an exemptive order. These conditions include a requirement that any sub-advisory agreement or material change to such agreement be approved by the Board, including the Independent Trustees. Information on the exemptive order is described under “The Exemptive Order” below.

Subject to the supervision and approval of the Board and approval of the Shareholders of the Fund, GSAM is responsible for managing the assets of the Fund and is permitted under the terms of the investment advisory contract with the Fund to engage sub-advisers to provide portfolio management services to the Fund. If GSAM delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement also must also be presented for approval by the Fund’s Shareholders as required by the 1940 Act. GSAM and the Board believe that it is in the best interests of Shareholders to provide GSAM and the Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisers without incurring the significant delay and expense associated with obtaining prior Shareholder approval. See “Benefits of a ‘Manager of Managers’ Structure” below.

The Exemptive Order:

The SEC issued an exemptive order (the “Order”) on May 30, 2013 permitting GSAM to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees), without first obtaining Shareholder approval. The Order provides that GSAM will compensate the sub-adviser out of its own assets. The Manager of Managers Structure has previously been implemented by other funds in the GSAM family of funds. GSAM and the Fund can operate the Fund as a manager of managers fund in reliance upon the Order only if, among other things, the Shareholders of the Fund have approved the Manager of Managers Structure.

Under the terms of the Order, the Fund and GSAM are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, Shareholder approval is required before GSAM and the Fund may implement the Manager of Managers Structure for the Fund. In addition, the Fund must continue to obtain Shareholder approval to approve or materially modify a sub-advisory agreement with an affiliated Sub-Adviser (as defined below). Further, under the conditions of the Order, within ninety (90) days of a change to a sub-advisory arrangement the Fund’s Shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. The Order also provides that a majority of the Fund’s Board of Trustees consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of the Fund will be required to be approved by the Shareholders of the Fund.

If approved by Shareholders, the Manager of Managers Structure will become effective on the same date as the Sub-Advisory Agreement with CoreCommodity.

Benefits of a Manager of Managers Structure:

A Manager of Managers Structure may benefit Shareholders in that it will allow GSAM the additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow the Fund to operate with greater efficiency by allowing GSAM to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining Shareholder approval. If the Shareholders approve the Manager of Managers Structure for the Fund, the Fund will continue to obtain Shareholder approval of a sub-advisory agreement with a sub-adviser considered to be an “affiliated person”, as defined in the 1940 Act, of the Fund or GSAM, other than by reason of serving as a sub-adviser to the Fund (“affiliated Sub-Adviser”).

Currently, to appoint a sub-adviser to the Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a Shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s Shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with GSAM, the Trust currently must seek approval of a new sub-advisory agreement from Shareholders of the Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a Shareholder meeting, GSAM and the Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and GSAM believe that the appointment would benefit the Fund.

If Shareholders of the Fund do not approve the Manager of Managers Structure for the Fund, it will not be implemented and the Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

Evaluation by the Board of Trustees:

In determining whether or not it was appropriate to approve the proposed Manager of Managers Structure and to recommend approval of such arrangement to the Shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by GSAM.

After carefully considering the Fund’s contractual arrangement under which the Investment Adviser has been engaged as an investment adviser, and GSAM’s experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by GSAM. The Board also believes that this approach would be consistent with Shareholders’ expectations that GSAM will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, after the initial term the Board, including a majority of the Independent Trustees, are required to review annually and consider for renewal the agreement. Upon entering into, renewing or amending a sub-advisory agreement, GSAM and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF

The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the person or persons acting thereunder.

VOTE REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. Cumulative voting is not permitted. The Proposals will be voted upon by Shareholders of the Commodity Strategy Fund. The adoption of each Proposal requires an affirmative vote of the lesser of: (i) 67% or more of the voting securities of the Fund that are present at the meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of Proposal 1 or 2. Accordingly, abstentions effectively will be a vote against each Proposal, for which the required vote is a 1940 Act Majority. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of any Proposal. However, because each Proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against any Proposal.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, or if a quorum is present but sufficient votes in favor of a Proposal have not been received, the Meeting may be adjourned to a later date by the chair of the Meeting or by a vote of Shareholders to permit further solicitation of proxies with respect to a Proposal. In the event of a Shareholder vote on adjournment, any such adjournment will require the affirmative vote of a majority of the votes cast, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. The chair of the Meeting may adjourn the Meeting whether or not a quorum is present. A Shareholder vote may be taken on a Proposal in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to Shareholders.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold a meeting of Shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any Shareholder desiring to present a proposal for consideration at the next meeting of Shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser/Administrator

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Distributor

Goldman Sachs & Co. LLC

200 West Street

New York, NY10282

August 19, 2020

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact Broadridge at 800-574-5796.

EXHIBIT A

OUTSTANDING SHARES OF THE FUND

The Fund’s Shares outstanding as of August 17, 2020 are set forth in the table below.

Fund	Outstanding Shares
Goldman Sachs Commodity Strategy Fund	28,948,104.39

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of July 16, 2020, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund:

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
Commodity Strategy Fund Institutional Shares	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	6,721,214.47	38.98%
	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	2,346,904.24	13.61%
	BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	2,054,133.93	11.91%
	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,131,409.73	6.56%
Class A Shares	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	1,066,190.56	48.03%
	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-1995	214,128.88	9.65%
	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	210,739.12	9.49%
	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	119,977.88	5.40%
Class C Shares	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	96,268.35	41.05%
	Ameriprise Financial Services Inc, FBO Customers, 707 2nd Ave S, Minneapolis, MN 55402-2405	28,095.90	11.98%
	DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	21,790.64	9.29%
	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	20,358.12	8.68%

B-1

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	Wells Fargo Clearing Services LLC, Special Custody Acct. FEBO Customers, 2801 Market St, Saint Louis, MO 63103-2523	15,731.01	6.71%
Class R Shares	DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	31,891.64	13.30%
	Mid Atlantic Trust Company, FBO Myval LLC 401(K) Profit Sharing Plan, 1251 Waterfront Pl Ste 525, Pittsburgh, PA 15222-4228	31,718.55	13.23%
	Ascensus Trust Company FBO UIDC 401(K) Plan, P.O. Box 10758, Fargo, ND 58106-0758	21,822.27	9.10%
	Mass Mutual Life Insurance Co, 1295 State Street MIP, M200-Invst, Springfield, MA 01111-0001	21,427.80	8.94%
	Capital Bank & Trust Co, TTEE, FBO J&R Dairy Service/Joe & RSS Ice Cream C/O, Fascore LLC, 8515 E Orchard Rd, # 2T2, Greenwood VLG, CO 80111-5002	19,632.96	8.19%
	Capital Bank & Trust Co, TTEE, FBO NJ Festival Of Ballooning 401K PSP, 8515 E Orchard Rd, # 2T2, Greenwood VLG, CO 80111-5002	14,805.78	6.17%
Investor Shares	Ameriprise Financial Services Inc, FBO, 707 2nd Ave S, Minneapolis, MN 55402-2405	317,044.51	73.42%
	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	75,404.57	17.46%
Class R6 Shares	Edward D Jones & Co, FBO Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	8,837,985.83	99.44%
Class P Shares	Goldman Sachs & Co., FBO Omnibus, C/O Mutual Fund Ops, 222 S Main St., Salt Lake City, UT 84101-2199	96,418.96	99.03%

*

The entities set forth in this column are the Shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

B-2

EXHIBIT C

FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

BETWEEN

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

and

CORECOMMODITY MANAGEMENT, LLC

GOLDMAN SACHS TRUST

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made as of [        ] (the “Effective Date”) by and between GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“Investment Manager”) and CORECOMMODITY MANAGEMENT, LLC (“Sub-Adviser”).

WHEREAS, Goldman Sachs Trust, a Delaware statutory trust (“Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) and has elected to be a regulated investment company under Subchapter M of the Internal Revenue Code; and

WHEREAS, pursuant to a Management Agreement (“Management Agreement”) by and between the Trust and the Investment Manager, a copy of which has been provided to the Sub-Adviser, the Trust has appointed the Investment Manager to furnish investment advisory and other services to the Trust on behalf of the series of the Trust; and

WHEREAS, the Management Agreement authorizes the Investment Manager to provide, either directly or through third parties, investment advisory services with respect to each series of the Trust; and

WHEREAS, subject to the terms and provisions of this Agreement, the Investment Manager desires to retain the Sub-Adviser to furnish sub-investment advisory services on behalf of the series of the Trust listed on Annex A, as such Annex A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires);

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Engagement of the Sub-Adviser. (a) The Investment Manager hereby engages the services of the Sub-Adviser in furtherance of the Management Agreement with the Trust on behalf of the Fund. The Investment Manager may, in its sole discretion, allocate all, only a portion or none of the Fund’s assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Investment Manager allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Investment Manager therefrom (the “Allocated Assets”), there being no minimum or maximum percentage of the Fund’s assets to be allocated to the Sub-Adviser from time to time hereunder. The Sub-Adviser accepts its engagement under this Section 1.

(b) Pursuant to this Agreement and subject to the supervision and oversight of the Investment Manager, the Sub-Adviser shall, with respect to the Allocated Assets, provide the Fund with investment research, advice and supervision and furnish a continuous investment program for and manage the investment and reinvestment of the Allocated Assets. In this regard, the Sub-Adviser shall, with respect to the Allocated Assets, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Fund within the parameters of the investment approach, policies, restrictions and guidelines applicable to the Allocated

Assets as provided by the Investment Manager to the Sub-Adviser, as amended in writing from time to time by the Investment Manager (the “Investment Guidelines”), the provisions of this Agreement, all applicable laws, rules and regulations and the Fund’s registration statement on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), provided that, notwithstanding any other provision of this Agreement, the Sub-Adviser shall not be responsible for compliance with, or held liable for failure to take any action in accordance with, the Investment Guidelines, the Registration Statement, any policies, procedures, Counterparty Terms (as defined below) applicable to the Fund or any instructions regarding the Fund, the Board/Investment Manager Procedures (as defined below) or any supplements or amendments to any of the foregoing, unless and until the Sub-Adviser has received such materials (or has been notified of the public availability of such materials) in writing. The Sub-Adviser shall not invest any of the Allocated Assets in any investment that the Sub-Adviser knows or reasonably should know based on the terms of the constituent documents of the investment, or language in the offering memorandum, prospectus or other offering material, may not be purchased or held by open-end management investment companies registered under the 1940 Act or regulated investment companies under Subchapter M of the Internal Revenue Code, unless such investment may be made after meeting applicable conditions (such as obtaining a waiver) and the Sub-Adviser has first notified the Investment Manager to discuss an appropriate course of action.

(c) The Sub-Adviser’s authority hereunder shall include the power to buy, sell, and hold such securities, cash and other instruments, to open accounts and execute, as agent of the Investment Manager and/or the Trust on behalf of the Fund, trading agreements and any other reasonable and customary documents, representation letters, releases, consents, elections and confirmations, and any schedules and annexes to any of the foregoing, on behalf of the Fund with respect to the Allocated Assets as the Sub-Adviser deems appropriate within the parameters of Section 1(b) and the conditions of this Agreement. The Sub-Adviser agrees that, prior to (i) opening (or amending) any accounts, including prime brokerage and futures clearing accounts with brokerage firms or other financial institutions on behalf of the Fund and (ii) entering into (or amending) any ISDA master agreement, master repurchase agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto (such agreements collectively, “OTC Agreements”), or any related clearing agreements or control agreements on behalf of the Fund, the Fund shall have an opportunity to review and consent to the terms of, and the use of, any such account opening documents, prime brokerage, futures and other related agreements, OTC Agreements, and related clearing agreements or control agreements. The exercise or the performance of any consent right by the Fund (as described above) shall not relieve the Sub-Adviser of its liability, if any, or responsibilities hereunder. With respect to transactions involving derivative instruments and/or OTC Agreements, the Sub-Adviser agrees to comply with “Counterparty Terms” as provided by the Investment Manager to the Sub-Adviser in writing from time to time with respect to each applicable Counterparty (as defined below) and each applicable transaction with a Counterparty and to provide Counterparty reports of the type described in Section 6(c). For purposes of this section, the term “Counterparty” includes a clearing broker, prime broker, dealer, foreign currency dealer, futures commission merchant, bank, or any counterparty to an OTC Agreement.

(d) The Sub-Adviser is hereby appointed the Fund’s agent and attorney-in-fact to exercise in its discretion all rights and perform all duties which may be exercisable in relation to any Allocated Assets, including without limitation the right to vote (or in its discretion, refrain from voting), tender, exchange, endorse, transfer, or deliver any securities on behalf of the Fund, distribution, plan of reorganization, creditors committee, merger, combination, consolidation, liquidation, underwriting, or similar plan with reference to such securities; and to execute and bind the Fund in waivers, consents and covenants related thereto. For the avoidance of doubt, the Sub-Adviser has sole and full discretion to vote (or not to vote) any securities in the Allocated Assets and neither the Fund nor the Investment Manager will, directly or indirectly, attempt to influence the Sub-Adviser’s voting decisions. Further, to the extent the Investment Manager is affiliated with a bank holding company, the Investment Manager will not provide instruction to the Sub-Adviser on how to vote securities of any U.S. bank holding company (as that term is defined in the Bank Holding Company Act of 1956, as amended). The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures as required under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), a copy of which has been provided to the Fund and the Trust’s Board of Trustees (the “Board”), and that it will promptly provide, with respect to any period in which the Sub-Adviser has or intends to trade equity securities for the Fund (i) annual updates, and any interim material updates, of such policies and procedures to the Fund and the Board, (ii) its voting records with respect to the Allocated Assets to the Fund’s proxy voting service, identifying such voting records as the voting records of the Fund, to enable the Fund to meet its annual disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act, and (iii) upon written request therefor, reports to the Investment Manager and/or the Board, as the Fund may direct, in instances where the Sub-Adviser votes counter to its proxy voting policies.

(e) The Sub-Adviser shall discharge its responsibilities hereunder subject to the supervision of the Investment Manager, the Board and the officers of the Trust and in compliance with (i) the 1940 Act and the Advisers Act, and the rules and regulations adopted under each from time to time; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies (as defined in the Internal Revenue Code); (iii) the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time; (iv) all other applicable federal, state and foreign laws and regulations, including without limitation, the rules of any self-regulatory organization; (v) the Trust’s Amended and Restated Declaration of Trust and By-Laws, as each may be amended from time to time; (vi) the objectives, policies and limitations for the Fund set forth in the Registration Statement (to the extent applicable to the Allocated Assets); and (vii) the Investment Guidelines and such other guidelines, policies and procedures adopted by the Board or implemented by the Investment Manager with respect to the Fund or to the Sub-Adviser’s activities under this Agreement and, in all cases, provided to the Sub-Adviser in writing from time to time (“Board/Investment Manager Procedures”). For avoidance of doubt, with respect to the Sub-Adviser’s compliance with the foregoing requirements as they pertain to the Allocated Assets, the Investment Manager agrees that the Sub-Adviser shall be entitled to treat the Allocated Assets as constituting the entire portfolio of a registered investment company or regulated investment company, as the context requires. The Sub-Adviser shall maintain compliance procedures and/or operational processes for the Allocated Assets reasonably designed to prevent violations of the foregoing, as applicable, and that the Sub-Adviser reasonably believes are adequate to prevent violations of applicable law. No supervisory activity undertaken by the Investment Manager shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

(f) The Sub-Adviser shall not consult with any other sub-investment adviser for the Fund or the Trust or any other fund under common control with the Trust, concerning transactions for the Fund in securities or other assets, except that such consultations are permitted between the current and successor sub-investment advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

(g) In providing investment advisory services to the Fund pursuant to this Agreement, the Sub-Adviser shall not provide any such services from any jurisdiction other than the United States of America or any other jurisdiction that the Investment Manager may permit in writing (each of the foregoing, an “Authorized Jurisdiction”). In the event that the Investment Manager notifies the Sub-Adviser in writing that it is no longer permitted to provide services to the Fund from an Authorized Jurisdiction, such jurisdiction shall cease to be an Authorized Jurisdiction and the Sub-Adviser shall promptly cease providing services to the Fund from such jurisdiction. With respect to any services provided by the Sub-Adviser from an Authorized Jurisdiction, the Sub-Adviser shall ensure that none of its portfolio managers, traders or other employees, agents or representatives conduct their activities on behalf of the Fund in a manner that would create in such jurisdiction a permanent establishment or other taxable presence for the Fund or its investors.

2. Fund Transactions. (a) In connection with purchases and sales of securities and other instruments for the Allocated Assets, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. In no instance will securities be purchased from or sold to the Investment Manager or any of its affiliated persons, except in accordance with the 1940 Act, the Advisers Act, and the rules under each, and all other federal, state and foreign laws or regulations applicable to the Fund. Unless specifically permitted by the 1940 Act (and the rules thereunder) or Board/Investment Manager Procedures, the Sub-Adviser agrees that it will not execute any portfolio transactions for the Allocated Assets with a broker or dealer which is (i) an affiliated person of the Fund, including the Investment Manager; or (ii) an affiliated person of such an affiliated person, provided that the Investment Manager has previously provided a list of such brokers and/or dealers to the Sub-Adviser and will periodically provide any updates to such list to the Sub-Adviser. The Investment Manager also agrees that it will provide the Sub-Adviser with a written list (if different from the list described in the previous sentence) of all affiliated persons of the Fund, all principal underwriters of the Fund’s shares and all affiliated persons of such affiliated persons or principal underwriters (other than affiliated persons of the Sub-Adviser) and will periodically provide any updates to such list to the Sub-Adviser. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other instruments for the Fund’s account either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or other party selected by the Sub-Adviser (each of the foregoing, a “Transaction Party”), provided that the Sub-Adviser complies with the Counterparty Terms described in Section 1(c) with respect to each such Transaction Party.

(b) In the selection of such brokers or dealers and the placing of such orders the Sub-Adviser is directed at all times to seek to obtain for the Fund the most favorable execution possible, taking into account such factors as it deems relevant, which may include, without limitation, breadth of and availability of accurate information regarding the market in the investment, price (including the applicable brokerage commission or dealer spread), size and type of the order, difficulty of execution, the timing of the transaction taking into account market prices and trends, the reputation, experience, financial condition, execution capability, past execution history and operational facilities of the brokerage firm, the extent to which the brokerage firm makes a market in the investments involved or has access to such market, the liquidity of the market for the investments, the quality and usefulness of investment ideas presented by the brokerage firm, the brokerage firm’s expertise in the specific investments or sectors in which the Sub-Adviser seeks to trade, the brokerage firm’s ability to accommodate any special execution or order handling requirements that may surround the particular transaction, the brokerage firm’s risk and skill in positioning blocks of securities, and confidentiality considerations. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and are provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Investment Manager from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Fund and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Fund with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Allocated Assets and/or to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion, subject to review by the Investment Manager and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, may, but shall be under no obligation to, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in the manner it considers to be the most equitable over time and consistent with its obligations to the Fund and to such other clients. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c) The Sub-Adviser shall not acquire on behalf of the Fund any equity securities registered under Section 12 of the 1934 Act with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the 1934 Act. The Sub-Adviser further agrees that it will prepare and cause to be filed in a timely manner (i) if required, quarterly information on Form 13F, which shall include all applicable securities within the Allocated Assets (it being understood that the Sub-Adviser shall consider such securities as being subject to its investment discretion for purposes of Section 13(f) of the 1934 Act), and (ii) if required, periodic information on Schedule 13D or 13G, as applicable, reporting such securities as being beneficially owned by the Sub-Adviser for purposes of Rule 13d-3 under the 1934 Act. If any investments made by the Sub-Adviser on behalf of the Fund are required to be disclosed in such reports or in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange in a manner that identifies such investments as being held by or for the benefit of the Fund, the Sub-Adviser shall provide the Investment Manager with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Fund to be reported.

(d) The Sub-Adviser hereby agrees not to cause the Fund to engage in any “U.S. Equity Derivative Transaction” (as defined below) where the Fund is the short party to the transaction, unless, at all relevant times, the long party is either (i) a U.S. broker or dealer or (ii) a non-U.S. broker or dealer that is a qualified derivatives dealer. For purposes of this section, a “U.S. Equity Derivative Transaction” is any securities lending or sale-repurchase transaction, notional principal contract or equity-linked instrument that is described in Treasury Regulations Section 1.871-15(a)(12), IRS Notice 2016-76 or any amended or successor guidance.

3. Compensation of the Sub-Adviser. (a) For all services to be rendered and payments made as provided in this Agreement, the Investment Manager shall pay the Sub-Adviser, in arrears, each calendar quarter a fee at an annual rate equal to the percentage of the average daily net Allocated Assets, set forth with respect to the Fund on Annex A. The “average daily net Allocated Assets” shall be determined on the basis set forth in the Fund’s prospectus(es) or otherwise consistent with the 1940 Act and the rules and regulations thereunder.

(b) The fee for any calendar quarter during which this Agreement is in effect for less than the entire quarter shall be pro-rated based on the number of calendar days during such quarter that the Agreement was in effect.

(c) If, at any time, (i) the Sub-Adviser or any of its affiliated persons provides as a subadviser to any other investment company registered under the 1940 Act investment advisory services using substantially similar strategies to those provided by the Sub-Adviser to the Fund pursuant to this Agreement, (ii) the value of the assets under management with respect to which the Sub-Adviser provides such services to such other investment company is the same as or less than the value of the Allocated Assets, and (iii) the Sub-Adviser is compensated for providing such services at a rate less than the rate set forth on Annex A, then the Sub-Adviser shall promptly notify the Investment Manager of the foregoing in reasonable detail and, as of the date of such notice, the rate set forth on Annex A shall immediately and without requirement of further action be deemed amended to reflect a rate equal to the lower rate at which the Sub-Adviser is compensated by such other investment company.

4. Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Fund shall be responsible for payment of brokerage commissions, transfer fees, registration costs, clearing and custody fees, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, which shall be deducted from the Allocated Assets. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Investment Manager, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Board/Investment Manager Procedures and applicable law. The Sub-Adviser shall be responsible for all costs associated with any information statements and/or other disclosure materials that are for the sole benefit of, and occur as a direct result of any event occurring with respect to, the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

5. Delivery of Information, Reports and Certain Notifications. (a) The Investment Manager shall cause the Sub-Adviser to be kept informed with regard to the funds available, or to become available, for investment. Without limiting the foregoing, the Investment Manager shall provide, or shall cause to be provided, to the Sub-Adviser on a daily basis such timely information relating to the Fund’s capital activity as the Sub-Adviser reasonably requests. The Investment Manager agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, Amended and Restated Declaration of Trust and By-Laws and such other information with regard to the affairs of the Fund as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report regularly on a timely basis to the Investment Manager and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Investment Manager and the Board on a regular basis at reasonable times the management of the Allocated Assets, the performance of the Allocated Assets in relation to standard industry indices and the Fund’s own performance benchmark, and general conditions affecting the marketplace. The Sub-Adviser agrees to render to the Investment Manager and the Board on a timely basis such other periodic and special reports regarding its activities under this Agreement as the Investment Manager or the Board may reasonably request.

(c) The Sub-Adviser shall provide the Investment Manager, the Fund or the Board with such information and assurances (including certifications and sub-certifications) and with such assistance as the Investment Manager, the Fund or the Board may reasonably request from time to time in order to assist it in complying with applicable laws, rules, regulations and exemptive orders, including requirements in connection with the Investment Manager’s, the Sub-Adviser’s or the Board’s fulfillment of its responsibilities under Section 15(c) of the 1940 Act and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state, and foreign securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review such portions of draft reports to shareholders, registration statements or amendments thereto and other documents that relate to the Allocated Assets or the Sub-Adviser provided to the Sub-Adviser with reasonable advance notice to the extent practicable under the circumstances, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents that relates to the Sub-Adviser or the Allocated Assets.

(d) The Sub-Adviser agrees to provide and update no less frequently than quarterly a list of all the affiliated persons of the Sub-Adviser, provided that the Investment Manager will request such update quarterly in connection with the quarterly compliance process identified in Section 6(f) below, and the Sub-Adviser’s confirmation that no new affiliates have been added or removed during the applicable quarter will suffice for the update required under this Section 5(d).

(e) If required by the CEA or the rules and regulations thereunder promulgated by the Commodity Futures Trading Commission (“CFTC”), the Sub-Adviser will provide the Fund with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

6. Cooperation with the Fund, the Investment Manager and Other Service Providers. (a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Investment Manager, the Fund, the Fund’s custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Fund and the Investment Manager, and to provide the foregoing persons such information with respect to the Allocated Assets as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Fund and/or the Sub-Adviser.

(b) The Fund’s assets (including the Allocated Assets) shall be held by a custodian appointed by the Fund pursuant to a separate custody agreement; the Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Fund. The Sub-Adviser shall have the authority to instruct the Fund’s custodian: (i) to pay cash for securities and other property delivered to the custodian, (ii) to deliver securities and other property against payment for the Allocated Assets, (iii) to allocate assets between the Fund and the Subsidiary under Section 1(e) above, and (iv) to transfer assets and funds to such accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall advise the Fund’s custodian and accounting agent on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or Counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the Fund’s custodian and accounting agent on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the custodian and accounting agent to perform their administrative, recordkeeping and other responsibilities with respect to the Fund.

(c) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Fund’s custodian and accounting agent all trades and positions among the Allocated Assets daily (in such form and at such times as specified by the Fund’s custodian and accounting agent and/or the Investment Manager), including any trade it has entered into for which it has not received confirmation (and, with respect to transactions involving derivative instruments, shall also request each executing broker and Counterparty to deliver its own such transaction and position reporting), and any information related to any corporate action relevant to the investments of the Allocated Assets (in such form and at such times as specified by the Fund’s custodian and accounting agent). Unless otherwise specified by the Investment Manager, all trades shall be communicated by the Sub-Adviser to the Fund’s custodian and accounting agent by 11 a.m. Eastern Time on the business day following the trade date. The Sub-Adviser shall notify the Fund’s custodian and accounting agent immediately upon becoming aware of any trades not included in any previously transmitted trade communication.

(d) The Sub-Adviser shall reconcile all trades and positions with each executing broker and Counterparty daily to ensure accurate trade settlement and verify open positions (including cash). The Sub-Adviser shall also reconcile daily all trades and positions (including cash) to the Fund’s official books and records, including without limitation, daily reconciliation of all open Custody Positions (as defined below) (including cash) to the custodian, and a daily reconciliation of all open Counterparty-Traded Positions (as defined below) to the accounting agent. The Fund’s accounting agent shall also conduct a reconciliation of Counterparty-Traded Positions (as defined below) as reported from executing brokers and Counterparties and the Sub-Adviser shall cooperate with the Fund’s accounting agent in order to effect such reconciliation, including without limitation by arranging for access by the Fund’s custodian and accounting agent to such files and websites of the executing brokers and Counterparties as the Fund’s accounting agent may reasonably request. The Sub-Adviser shall work with the Fund’s custodian and accounting agent and/or the Investment Manager, as appropriate, to resolve all open reconciliation items on the same day that they are identified, including trade and position discrepancies, identified in such reconciliations. The Sub-Adviser shall also provide to the Investment Manager and its custodian and accounting agent a monthly (or such other frequency as may be reasonably requested by the Investment Manager) report detailing all the reconciliation activities outlined in this section performed during the previous monthly period (or such other period as reasonably requested), including details about each discrepancy and the plan for resolution. These reports shall be sent to the email addresses as provided by the Investment Manager. If a reconciliation does not identify any discrepancies, an email is still required providing evidence of reconciliation. For purposes of this Section 6(d), the term “Custody Positions” refers to all Allocated Assets of the Fund, including cash, for which custody is maintained directly by the Fund’s custodian and the term “Counterparty-Traded Positions” refers to all other Allocated Assets of the Fund, including instruments traded via a Counterparty as defined in Section 1(c).

(e) The Sub-Adviser shall, upon request, use reasonable efforts to provide assistance to the Board, the Investment Manager, the custodian or administrator for the Fund in determining or confirming, consistent with the Board/Investment Manager Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Allocated Assets for which the Investment Manager, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing reasonable access to one or more employees of the Sub-Adviser who are knowledgeable about the security or other asset or liability, its issuer or counterparty (as applicable), its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board or a designated committee thereof convenes; (ii) assisting the Board, Investment Manager, the custodian or the administrator in obtaining bids and offers or quotes from broker-dealers or market-makers with respect to investments held in the Allocated Assets, upon the reasonable request of the Investment Manager, custodian or administrator; (iii) upon the reasonable request of the Board, Investment Manager, the custodian or the administrator, providing recommendations for pricing and fair valuations (including the methodology and rationale used in making such recommendation and such other relevant information as may be requested); and (iv) maintaining adequate records and written backup information with respect to the investments valuation assistance provided hereunder, and providing such information to the Board, Investment Manager or the Fund upon reasonable request, with such records being deemed Fund records. The Sub-Adviser shall promptly notify the Investment Manager if, for any reason, the Sub-Adviser believes that the price of any security or other investment among the Allocated Assets may not accurately reflect the value thereof. Additionally, the Sub-Adviser shall use reasonable efforts, upon request of the Investment Manager, to obtain valuations for derivative instruments from Counterparties and to provide such information, and any other relevant input in relation to valuation determinations suggested by the Sub-Adviser at the reasonable request of the Investment Manager, to the Fund’s accounting agent and the Investment Manager for their consideration as specified by the Investment Manager.

(f) From time to time as the Board or the Investment Manager may reasonably request, the Sub-Adviser shall furnish to the Investment Manager, the Board and the officers of the Trust reports on portfolio transactions and reports on issuers of securities and other financial instruments, Counterparties and underlying reference terms of OTC Agreements and any other relevant information regarding any positions held in the portfolio, all in such detail as the Trust or the Investment Manager may reasonably request, including but not limited to, quarterly reports documenting the Sub-Adviser’s compliance with Sections 10(f), 17(a) and 17(e) of the 1940 Act, and the rules thereunder, in its management of the Allocated Assets, quarterly compliance checklists developed for the Fund by the Investment Manager, quarterly certifications under Rule 38a-1 of the 1940 Act and under Rule 206(4)-7 of the Advisers Act, annual reports under Rule 206(4)-7 of the Advisers Act and an annual due diligence questionnaire and, to the extent available, any external third party audit reports, including pursuant to Statement on Standards for Attestation Engagements (SSAE) No. 18. Without limiting the foregoing, the Sub-Adviser agrees that it shall certify to the Fund on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(g) In addition, the Sub-Adviser shall assist the Fund and the Investment Manager in complying with the provisions of the Sarbanes-Oxley Act of 2002 and shall provide certifications in the form reasonably requested by the Fund relating to the Sub-Adviser’s services under this Agreement. The Sub-Adviser shall provide necessary support to the Fund and the Investment Manager in preparing and presenting the Fund’s financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to reasonably assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(h) The Sub-Adviser shall further notify the Investment Manager promptly upon detection of any error in connection with its management of the Allocated Assets, including but not limited to any trade errors. In addition, in the event of any such error, the Sub-Adviser shall also provide a memorandum to the Investment Manager that sufficiently describes any such error and the action to be taken to prevent future occurrences of such error or, alternatively, a statement that the Sub-Adviser has reviewed the relevant controls, and has determined those controls are reasonably designed to prevent additional errors in the future (and, to the extent relevant, that such controls are reasonably designed to prevent violations of the federal securities laws), and as such no further action is required. Further, the Sub-Adviser shall provide access to the Investment Manager and the Fund, or their agents, to all documents and information related to any such error, its analysis and correction, and the correction of all such errors impacting the Fund must be corrected to the satisfaction of the Investment Manager and the Fund. Notwithstanding Section 14, the Sub-Adviser will reimburse the Fund for costs, losses or damages incurred arising out of or resulting from such error, if any; provided, however, that the Sub-Adviser need not reimburse the Fund for any costs, losses or damages that result from a failure of the custodian, the Investment Manager, or any other agent, representative or service provider of the Fund with which the Fund has an existing contractual relationship to provide the services underlying the error.

7. Compliance. (a) The Sub-Adviser shall notify the Investment Manager promptly (and, in any event, within 24 hours) upon detection of any breach of any of the Investment Guidelines, Board/Investment Manager Procedures and of any violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Internal Revenue Code, relating to the Allocated Assets. The Sub-Adviser shall also notify the Investment Manager promptly upon detection of any violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Allocated Assets, or (ii) its activities as investment adviser generally to the extent such violation could be considered material to the Sub-Adviser’s management of the Allocated Assets or material to the Sub-Adviser’s relevant control environment in relation to its services for the Allocated Assets. In addition, the Sub-Adviser shall promptly provide the Investment Manager a memorandum of the type described in Section 6(h).

(b) The Sub-Adviser shall provide its compliance policies and procedures (or summaries thereof) pertaining to the Sub-Adviser’s services provided to the Fund under this Agreement and to the Sub-Adviser’s operations to the extent relevant to its provision of such services to the Fund’s Chief Compliance Officer to permit the Fund’s Chief Compliance Officer to conduct review and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act and shall, on at least a quarterly basis (and, if any of the following events is reasonably likely to be material to the Fund or the Sub-Adviser’s ability to perform its obligations under this Agreement, promptly), notify the Investment Manager of: (i) any material changes to its compliance policies and procedures; (ii) any new policies and procedures that the Sub-Adviser adopts pursuant to Rule 206(4)-7 under the Advisers Act or otherwise as they pertain to activities performed for or on behalf of the Fund; (iii) the retirement of any policies and procedures previously adopted by the Sub-Adviser pursuant to Rule 206(4)-7 under the Advisers Act or otherwise as they pertained to activities performed for or on behalf of the Fund; and (iv) any breach of its policies and procedures (A) as they pertain to activities performed for or on behalf of the Fund, or (B) that is reasonably likely to have a material adverse effect on the Sub-Adviser’s ability to continue to perform its obligations hereunder. The Fund, the Investment Manager, or the Fund’s Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best reasonable efforts to promptly comply with such request, including without limitation furnishing the Fund, the Investment Manager, or the Fund’s Chief Compliance Officer with such documents, reports, data and other information as the Fund may reasonably request regarding transactions on behalf of the Fund, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Fund and the Sub-Adviser) as the Fund may reasonably request from time to time. Further, the Sub-Adviser shall provide the Fund’s custodian with such documents, reports, data and other information as the Fund may reasonably request.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption, and will notify the Fund, the Investment Manager or the Fund’s Chief Compliance Officer of any material changes to (including policies added to or deleted from) its code of ethics within 30 days of the change. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Fund, the Investment Manager, or the Fund’s Chief Compliance Officer, the president or a vice president, chief compliance officer or general partner or managing member or the equivalent of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirement of Rule 17j-1 and Section 204A during the previous year and that there have been no issues arising under its code of ethics or procedures including, but not limited to, material violations of its code or procedures, or, if such an issue has arisen, that appropriate action was taken in response to such issue. Upon the written request of the Fund, the Investment Manager, or the Fund’s Chief Compliance Officer, the Sub-Adviser shall permit the Fund, the Investment Manager, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) insofar as they relate to the Fund or as otherwise may be reasonably requested by the Fund, the Investment Manager, or the Fund’s Chief Compliance Officer.

(d) The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and is reasonably designed so that it can be implemented within a 24 hour time period. The Sub-Adviser shall notify the Investment Manager, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures under such plan.

8. Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall the Sub-Adviser’s errors and omissions insurance coverage be less than $1 million or the Sub-Adviser’s fidelity insurance coverage be less than $1 million. The Sub-Adviser shall provide prior written notice to the Investment Manager (a) of any material changes in its insurance policies or insurance coverage; or (b) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Investment Manager any information it may reasonably require concerning the amount of or scope of such insurance, provided that the Sub-Adviser is not obligated to provide confidential information such as the insurance policies or claims history. The Sub-Adviser has provided copies of its certificate(s) of insurance for applicable policies in effect as of the date of this Agreement, reflecting coverage acceptable to the Investment Manager, and the Sub-Adviser will provide certificates of applicable insurance from time to time upon request of the Investment Manager.

9. Status of the Sub-Adviser. (a) The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Investment Manager or the Fund in any way or otherwise be deemed an agent of the Investment Manager or the Fund.

(b) Subject to the limitations set forth in the immediately following paragraph of this Section 9, the Investment Manager represents that it and the Trust understand that the Sub-Adviser now acts, shall continue to act, or may act in the future as investment adviser or investment sub-adviser to fiduciary and other managed accounts including, but not limited to, investment companies and other pooled investment vehicles, and that the Investment Manager and the Trust have no objection to the Sub-Adviser so acting, provided that such other relationships do not adversely impact the performance of the obligations of the Sub-Adviser hereunder. Notwithstanding the foregoing, the Sub-Adviser agrees that, so long as this Agreement is in effect, it shall not provide to an investment company registered under the 1940 Act investment advisory services (including sub-advisory services) using investment strategies substantially similar to those provided by the Sub-Adviser to the Fund pursuant to this Agreement, unless (i) the Sub-Adviser is not the sole sub-adviser to such investment company and (ii) the Sub-Adviser provides investment advice only with respect to a portion of the assets of such investment company having a net asset value of less than fifty percent of the total net assets of such investment company. The preceding sentence shall not apply to any investment company for which the Sub-Adviser has provided services pre-dating this Agreement regardless of the investment strategy employed (such as, without limitation, the Financial Investors Trust - ALPS|CoreCommodity CompleteCommodities® Strategy Fund, and the Advanced Series Trust - AST Academic Strategies Asset Allocation Portfolio), and for the avoidance of doubt none of the following strategies are substantially similar to the strategy provided by the Sub-Adviser to the Fund pursuant to this Agreement: CompleteCommodities, Diversified I, Founders I, Founders II, Founders III, and Founders IV.

(c) The Investment Manager and the Trust understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement imposes upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security or other instrument which the Sub-Adviser or its partners, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client of the Sub-Adviser or its affiliates. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Assets. The Investment Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Allocated Assets or that the Allocated Assets will perform comparably with any standard or index or on an absolute basis, including with other clients of the Sub-Adviser, whether public or private.

10. Representations and Warranties. (a) The Sub-Adviser represents and warrants to the Investment Manager that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) the Sub-Adviser is not an “affiliated person,” as such term is defined in Section 2(a)(3) of the 1940 Act, of the Trust, the Fund or the Investment Manager other than by reason of serving as Sub-Adviser to the Fund; (iii) it has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the CFTC and a member of the NFA or exempt or excluded from CFTC registration requirements; (iv) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (v) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (vi) it has policies and procedures reasonably designed to prevent violations of applicable laws, rules and regulations, including without limitation as applicable, economic sanctions programs (“Sanctions”), such as those administered or promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, and the United Nations Security Council; (vii) it shall, in relation to the prevention of tax evasion and the prevention of the facilitation of tax evasion, not, and it shall use reasonable efforts to ensure that none of its officers, employees, representatives, agents or service providers, engage in any act or make any omission that would cause the Investment Manager and/or the Fund to breach sections 45 or 46 of the UK Criminal Finances Act 2017; (viii) to the best of the Sub-Adviser’s knowledge, neither the execution or delivery of this Agreement by the Sub-Adviser nor any action taken in its performance of its obligations hereunder shall be in violation of applicable Sanctions laws, rules and regulations; (ix) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets; and (x) the Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and meet or exceed the information security standards and practices that are commonly utilized by similarly sized managers in the asset management industry and, in the event the Sub-Adviser becomes aware of any actual or suspected network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Investment Manager (each, a “Cybersecurity Breach”), to immediately take appropriate steps to contain or mitigate the Cybersecurity Breach.

(b) The Sub-Adviser shall promptly (or, in the case of the event specified in clause (x) below that is reasonably likely to be material to the Fund or the Sub-Adviser’s ability to perform its obligations under this Agreement, immediately) notify the Investment Manager and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b)of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, or regulator (A) involving or in any way relevant to the affairs of the Fund, (B) impacting the Sub-Adviser’s ability to perform its obligations hereunder, or (C) that is material to the Sub-Adviser’s business; (v) Robert Hyman is no longer active, or is anticipated to no longer be active, in the day-to-day management of and/or trading decisions for the Fund (i.e., the Allocated Assets) and, specifically, if at any time it is the intent, expectation or reasonable belief of the Sub-Adviser that Robert Hyman shall, within six months thereof, no longer be active, in the day-to-day management of and/or trading decisions for the Allocated Assets; (vi) Brad Klein is no longer active, or is anticipated to no longer be active, in policy deliberations for the Fund; (vii) any change in the role or roles of Robert Hyman or Brad Klein (together, with such other persons as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the “Key Personnel”) and/or any change concerning any of the Key Personnel (including, without limitation, any change in the base location of any such person or any adverse change in the position, function, regulatory or licensing status or other circumstances of any such person), in any case which could reasonably be expected to adversely affect the Fund (i.e., the Allocated Assets); (viii) any then pending transaction that would reasonably be expected to result in a change in control of the Sub-Adviser; (ix) any then pending transaction that would reasonably be expected to result in an assignment of this Agreement; and (x) the Sub-Adviser becomes aware of any actual or suspected Cybersecurity Breach. The Sub-Adviser further agrees to notify the Investment Manager and the Trust promptly if any statement regarding the Sub-Adviser contained in the Trust’s Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(c) The Sub-Adviser represents and warrants that it has delivered to the Fund at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees promptly to deliver to the Fund all amendments to its Form ADV.

(d) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Fund, the Investment Manager or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(e) The Investment Manager represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it has reviewed the registration requirements of the CEA and the NFA relating to commodity pool operators and commodity trading advisors and is either appropriately registered with the CFTC and a member of the NFA or exempt or excluded from CFTC registration requirements; (iii) each of the Fund and the Subsidiary is a “qualified eligible person”

within the meaning of Commodity Futures Trading Commission Rule 4.7(a); (iv) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Investment Manager to perform its obligations under this Agreement and the Management Agreement; (v) it is duly organized and validly existing and has full power and authority to enter into this Agreement and the Management Agreement (including the power and authority to appoint the Sub-Adviser hereunder) and to carry out its terms; (vi) it has policies and procedures reasonably designed to prevent violations of applicable laws, rules and regulations, including Sanctions, such as those administered or promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, and the United Nations Security Council; (vii) to the best of the Investment Manager’s knowledge, neither the execution or delivery of this Agreement or the Management Agreement by the Investment Manager, nor any action taken in its performance of its obligations hereunder or under the Management Agreement shall be in violation of applicable Sanctions laws, rules and regulations; (viii) it has procedures in place which comply with all relevant anti-money laundering and privacy principles applicable to it, and any solicitations and other activities by the Investment Manager in connection with the Trust have been and will be conducted in accordance with applicable laws, rules and regulations; (ix) neither the execution or delivery of this Agreement or the Management Agreement by the Investment Manager nor its performance of its obligations hereunder or thereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Investment Manager is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Investment Manager or any of its assets; (x) it has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Investment Manager and meet or exceed the information security standards and practices that are commonly utilized by similarly sized managers in the asset management industry and, in the event the Investment Manager becomes aware of any actual or suspected network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Sub-Adviser (each, an “IM Cybersecurity Breach”), to immediately take appropriate steps to contain or mitigate the IM Cybersecurity Breach; (xi) the Trust is registered as an investment company under the 1940 Act and shall maintain such registration with respect to the Fund throughout the term of this Agreement; (xii) this Agreement has been duly approved by the shareholders of the Fund and the Board in accordance with all applicable requirements of the 1940 Act or otherwise in accordance with any applicable exemption from such requirements granted to the Investment Manager, the Trust and their affiliates pursuant to an order issued by the Securities and Exchange Commission; (xiii) The Trust, on behalf of the Fund, has adopted and implemented written policies and procedures, as required by Rule 38a-1 under the 1940 Act, which are reasonably designed to prevent violations of the Federal securities laws by the Fund; and (xiv) it has received a copy of the Sub-Adviser’s Form ADV (Parts 1 and 2).

(f) The Investment Manager shall promptly notify the Sub-Adviser in writing of the occurrence of any of the following events: (i) any breach of this Agreement; or (ii) any of the representations and warranties of the Investment Manager contained herein becomes untrue after the execution of this Agreement.

(g) The Investment Manager represents and warrants that the Fund is a “qualified institutional buyer” as defined in Rule 144A(a)(iv) under the Securities Act of 1933, as amended (the “1933 Act”).

11. Directions to the Sub-Adviser. All directions by or on behalf of the Fund or the Investment Manager to the Sub-Adviser shall be in writing signed by an authorized agent of the Fund or the Investment Manager or, if by telephone, confirmed in writing. For this purpose, the term in writing, shall include directions given by facsimile or electronic mail. The Fund and/or the Investment Manager will provide to the Sub-Adviser a list of persons authorized to give instructions under this Agreement along with their respective specimen signatures.

The Fund or the Investment Manager, as the case may be, may revise the list of authorized persons from time to time by sending the Sub-Adviser a revised list which has been certified by a duly authorized agent of the Fund or the Investment Manager, as applicable. Directions given by the Fund or the Investment Manager, as the case may be, to the Sub-Adviser hereunder shall be effective upon receipt by the Sub-Adviser and shall be acknowledged by the Sub-Adviser orally, and confirmed in writing.

12. Certain Records. (a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Investment Manager or Fund may direct, all records relating to the Sub-Adviser’s services under this Agreement and the Fund’s investments made by the Sub-Adviser as are required by Section 31 under the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Fund’s compliance policies and procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and compliance policies and procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and shall be surrendered promptly to the Fund or the Investment Manager on request except to the extent that copies are retained by the Sub-Adviser in furtherance of its own record retention policies.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it on behalf of the Fund as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the Securities and Exchange Commission, the Fund’s auditors, the Fund or any representative of the Fund (including, without limitation, the Fund’s Chief Compliance Officer), the Investment Manager, or any governmental agency or other instrumentality having regulatory authority over the Investment Manager or the Fund.

13. Reference to the Sub-Adviser. The Investment Manager and the Trust are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. In addition, the Investment Manager may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser. The Investment Manager shall provide final copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

14. Standard of Care, Liability and Indemnification. (a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Fund and its shareholders, (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims, and (iii) otherwise in accordance with documents and instruments governing the Fund. For the avoidance of doubt, the Sub-Adviser shall not deliberately use any procedure in discharging its obligations hereunder that it believes is inferior to the procedures employed by it for any other similarly situated account for which the Sub-Adviser or any of its advisory affiliates discharge obligations (either alone or in conjunction with others) similar to those undertaken by the Sub-Adviser hereunder, except if there is a good faith basis, consistent with the standard of care under this Section 14(a), for the use of the procedure.

(b) The Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Investment Manager or the Trust or any of the Investment Manager Indemnitees (as defined below) as a result of any error of judgment by the Sub-Adviser with respect to the Fund, except as may otherwise be provided by the 1940 Act or any other federal securities or commodities law and except as provided below. Nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Investment Manager, all affiliated persons thereof within the meaning of Section 2(a)(3) of the 1940 Act (for purposes of this Section 14, “affiliated person”) and all persons, if any who, within the meaning of the 1933 Act, control (“controlling person”) the Trust or the Investment Manager (collectively, “Investment Manager Indemnitees”), against any and all losses, claims, damages, liabilities or litigation (including reasonable and documented legal and other expenses) to which any of the Investment Manager Indemnitees may become subject under the 1933 Act, the 1934 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, the CEA, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities hereunder (i) to the extent of and as a result of the willful misconduct, bad faith, fraud, negligence or breach of fiduciary duty by the Sub-Adviser, any of the Sub-Adviser’s employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (iii) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of applicable law, including the 1940 Act, the Internal Revenue Code, the CEA, the Registration Statement and the Board/Investment Manager Procedures, or (iv) as a result of any failure by the Sub-Adviser to exercise the standard of care set forth in Section 14(a) of this Agreement, or (v) any breach of this Agreement including without limitation the Investment Guidelines, the Board/Investment Manager Procedures or any representation or warranty contained herein; provided, however, that in no case is the Sub-Adviser’s indemnity in favor of any Investment Manager Indemnitee deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of such person’s duties or by reason of such person’s reckless disregard of obligations and duties under this Agreement. Notwithstanding the foregoing, the Sub-Adviser shall bear no responsibility hereunder for actions taken or not taken by the Sub-Adviser in strict conformity with the specific direction of the Investment Manager. In addition, by way of clarification, the Sub-Adviser shall bear no responsibility hereunder for any acts or omissions of any other adviser or sub-adviser to the Fund with respect to any portion of the assets of the Fund or the Trust not managed by the Sub-Adviser.

(c) The Investment Manager shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser or any of the Sub-Adviser Indemnitees (as defined below) as a result of any error of judgment or mistake of law by the Investment Manager with respect to the Fund, except as may otherwise be provided by the 1940 Act or any other federal securities or commodities law and except as provided below. Nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Investment Manager for, and the Investment Manager shall indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any (collectively, “Sub-Adviser Indemnitees”), against any and all losses, claims, damages, liabilities or litigation (including reasonable and documented legal and other expenses), to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1934 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, the CEA, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager’s responsibilities as investment manager of the Fund (i) to the extent of and as a result of the willful misconduct, bad faith, fraud or negligence by the Investment Manager, any of the Investment Manager’s employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager’s indemnity in favor of any Sub-Adviser Indemnitee deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of such person’s duties or by reason of its reckless disregard of such person’s obligations and duties under this Agreement.

(d) The Sub-Adviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the Trust’s Trustees or the assets of any other portfolios of the Trust.

15. Duration and Termination. (a) This Agreement is effective as of the Effective Date, and shall continue in full force and effect with respect to the Fund until 2 years from the Effective Date; provided that this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either the vote of (A) the Board or (B) a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act); provided further, that if the shareholders fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b) This Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund; (ii) by the Investment Manager on not less than 60 days written notice to the Sub-Adviser (or immediately in the event of a material breach by the Sub-Adviser), or (iii) by the Sub-Adviser on not less than 90 days written notice to the Investment Manager and the Trust. Notwithstanding the above, the Sub-Adviser may not terminate the Agreement during the 24-month period immediately following the Effective Date. This Agreement shall automatically terminate in the event of its assignment or the assignment of the Management Agreement. This Agreement shall also terminate in the event that the Management Agreement by and between the Trust on behalf of the Fund and the Investment Manager referred to in Section 1 is terminated and the Investment Manager shall notify the Sub-Adviser promptly after receiving any notice relating to the termination of such Management Agreement. In the event of termination for any reason, all records of the Fund that are maintained by the Sub-Adviser in accordance with the 1940 Act and Section 12 of this Agreement shall, upon written request from the Investment Manager or the Trust, promptly be returned to the Investment Manager or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its expense, make and retain a copy of such records. This Agreement may be terminated with respect to one or more series of the Trust listed on Annex A without affecting the continuity, validity or enforceability of this Agreement with respect to any other series of the Trust listed on Annex A. Promptly following the termination of this Agreement with respect to any series of the Trust listed on Annex A, Annex A shall be amended to remove references to such series of the Trust.

(c) Unless otherwise provided in this Agreement or otherwise agreed by the Investment Manager in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Investment Manager and the Trust at 200 West Street, New York, New York 10282, Attention: Caroline Kraus, Esq., or to the Sub-Adviser at CoreCommodity Management, LLC, 680 Washington Blvd., 11th Floor, Stamford, CT 06901 and to Legal@CoreCommodityLLC.com, or to such other address as the Investment Manager or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

(d) As used in this Section 15, the terms “assignment,” “interested persons” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under that Act.

16. Confidentiality. (a)    Each party (the “Receiving Party”) shall treat all records and other information relative to the other party (the “Disclosing Party”), including the list of portfolio securities, instruments and assets and liabilities of the Fund, which the Receiving Party shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Disclosing Party. The Receiving Party shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Disclosing Party) and only where the Receiving Party has a reasonable expectation that such third party will continue to maintain the confidentiality of the information. Neither party shall use its knowledge of non-public information regarding the Fund’s portfolio as a basis to place or recommend any securities or other transactions for its own benefit or the benefit of others or to the detriment of the Fund. The Investment Manager and its affiliates shall not use the information provided by the Sub-Adviser to try to “reverse engineer” the investment and trading methodologies and strategies of the Sub-Adviser.

(b) The Investment Manager agrees that it will not share, and will use reasonable efforts to prevent the Trust from sharing, non-public information about any current or prospective shareholder of the Trust with the Sub-Adviser.

(c) The Sub-Adviser hereby authorizes the Fund and the Investment Manager to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Fund, including information about performance, portfolio holdings and positions, in connection with (i) marketing the Fund and the Investment Manager’s services to the Trust, (ii) providing ongoing information not deemed to be confidential to existing Fund shareholders and (iii) providing any required regulatory disclosures.

(d) The confidentiality provisions of this Section 16 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 16 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law or in response to a request from a duly constituted regulatory, self-regulatory or judicial authority.

17. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Securities and Exchange Commission, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Fund.

18. Use of Goldman Sachs Names. The Sub-Adviser shall not, without prior written consent of the Investment Manager, in each instance, (a) use in advertising, publicity or otherwise the name of “Goldman, Sachs & Co.” or “Goldman Sachs,” including the name of any affiliate, partner or employee of Goldman, Sachs & Co. or any of its affiliates, nor any trade name, trademark, trade device, service mark, symbol, logo or any abbreviation, contraction or simulation thereof owned by Goldman, Sachs & Co. or any of its affiliates; or (b) represent, directly or indirectly, that any product or any service provided by the Sub-Adviser has been approved or endorsed by Goldman, Sachs & Co. or any of its affiliates. Notwithstanding anything to the contrary in this Agreement, the Sub-Adviser may disclose orally or in any written or electronic material the name of the Trust and the Fund and the fact that it acts as a sub-adviser to the Fund as a series of the Trust without the prior consent of the Investment Manager.

19. Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20. Amendments. This Agreement may be amended in accordance with the 1940 Act, provided that any amendment, alteration, waiver or modification shall be in writing duly executed by the proper officials of the parties hereto, and no amendment to this Agreement shall be effective until approved by vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party.

21. Third-Party Beneficiary. The Fund is an intended third-party beneficiary under this Agreement and is entitled to enforce this Agreement as if it were a party hereto.

22. Survival. Sections 4, 6, 12, 13, 14, 15, 16, 17, 18, 21, 25 and 26 shall survive the termination of this Agreement.

23. Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

24. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

26. Series of Goldman Sachs Trust. The Fund is a series of the Trust, and the parties hereto acknowledge that each series established under the Trust has the power and authority under the Delaware Statutory Trust Act and the Declaration of Trust of the Trust to enter into contractual arrangements solely in the name of such series and undertake obligations or liabilities separate and apart from the obligations or liabilities of any other series of the Trust or the Trust generally. Accordingly, the parties agree that this Agreement is entered into by, and shall constitute a separate agreement of, each series of the Trust listed on Appendix A, severally and not jointly, and shall not be binding on, or create any obligation or liability whatsoever in respect of, any other series of the Trust or the Trust generally.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized signatories to execute this Agreement as of the date first written above.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:	[ ]
Title:	[ ]

CORECOMMODITY MANAGEMENT, LLC

By:
Name	[ ]
Title:	[ ]

ACKNOWLEDGEMENT:

The undersigned officer of the Trust hereby executes this

Agreement on behalf of the Trust as of the date first written above. The Trust does not hereby undertake, on behalf of

the Fund or otherwise, any obligation to the Sub-Adviser.

GOLDMAN SACHS TRUST,

on behalf of the series of the Trust

listed on Annex A

By:
Name:	[ ]
Title:	[ ]

Annex A

to

Sub-Advisory Agreement between

Goldman Sachs Asset Management, L.P. and

CoreCommodity Management, LLC

Fund	Fee (Annual Rate)	Effective Date
Goldman Sachs Commodity Strategy Fund	First USD 250 million: 0.15% Next USD 250 million: 0.25% Balance Above USD 500 million: 0.20%	[ , 20xx]

CMDTYSTRAT2020PROXY

[Form of Proxy]

GOLDMAN SACHS TRUST

GOLDMAN SACHS COMMODITY STRATEGY FUND

71 SOUTH WACKER DRIVE

SUITE 1200

CHICAGO, IL 60606

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://viewproxy.com /GoldmanSachsCommodityStrategyFund

/broadridgevsm/

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903.

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21159-TBD                             KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain
The Board of Trustees recommends you vote FOR the following proposals:

1.  To approve a sub-advisory agreement for the Goldman Sachs Commodity Strategy Fund (the “Fund”) between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and CoreCommodity Management, LLC.

	☐	☐	☐

2.  To approve the use of a “manager of managers” structure whereby the Board of Trustees and the Investment Adviser would be authorized to hire and replace investment sub-advisers on behalf of the Fund without Shareholder approval.

	☐	☐	☐

3.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be

held on November 13, 2020:

The Proxy Statement is available online at www.proxyvote.com.

D21160-TBD

GOLDMAN SACHS COMMODITY STRATEGY FUND

a series of

GOLDMAN SACHS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF TRUSTEES

The undersigned shareholder of the Goldman Sachs Commodity Strategy Fund (the “Fund”) hereby appoints Caroline Kraus, Secretary of the Goldman Sachs Trust (the “Trust”), and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 17, 2020, at a Special Meeting to be held virtually on November 13, 2020, at the following website: https://viewproxy.com/GoldmanSachsCommodityStrategyFund/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE